EXHIBIT 99.2


JOHN J. BINGHAM, JR. (State Bar No. 075842)
RICHARD P. ORMOND (State Bar No. 207442)                     FILED
DANNING, GILL, DIAMOND & KOLLITZ, LLP                     DEC 23 2002
2029 Century Park East, Third Floor              CLERK U.S. BANKRUPTCY COURT
Los Angeles, California 90067-2904              CENTRAL DISTRICT OF CALIFORNIA
Telephone:   (310)277-0077
Facsimile:  (310)277-5735

Attorneys for Performance Capital                           ENTERED
Management, LLC, Successor to                             DEC 26 2002
Chapter 11 Plan Debtors                          CLERK U.S. BANKRUPTCY COURT
                                                CENTRAL DISTRICT OF CALIFORNIA

                         UNITED STATES BANKRUPTCY COURT

                         CENTRAL DISTRICT OF CALIFORNIA

                               SANTA ANA DIVISION

In re                                  ) Case No. SA 98-27040-RA
                                       )
VISION CAPITAL SERVICES                )
CORPORATION, a California              ) Chapter 11
corporation,                           )
                                       ) [Jointly Administered]
Debtor and                             )
Debtor-in-Possession.                  )
---------------------------------------)
_ Affects All Debtors.                 ) ORDER ON MOTION OF PERFORMANCE
---------------------------------------) CAPITAL MANAGEMENT, LLC,
                                       ) SUCCESSOR TO CHAPTER 11
VISION CAPITAL SERVICES                ) DEBTOR, TO MODIFY CONFIRMED
CORPORATION, a California corporation; ) CHAPTER 11 PLAN OF
Case No. SA 98-27040-RA                ) REORGANIATION
_ Affected by this Pleading            )
---------------------------------------) Date:   December 20, 2002
INCOME NETWORK COMPANY, INC.,          ) Time: 3:30 p.m.
a California corporation;              ) Place: Courtroom 6C
Case No. SA 98-27041-RA                ) 411 West Fourth Street
_ Affected by this Pleading            ) Santa Ana, CA 92701
---------------------------------------)
PERFORMANCE DEVELOPMENT, INC., a       )
California corporation;                )
Case No. SA 98-27042-RA                )
_  Affected by this Pleading           )
---------------------------------------)
PERFORMANCE CAPITAL                    )
MANAGEMENT, INC., a California         )
corporation;                           )
Case No. SA 98-27043-RA                )
XX  Affected by this Pleading          )
--                                     )
---------------------------------------)

ATLAS EQUITY, INC., dba                )
PERFORMANCE TELECOM, dba               )
PERFORMANCE COMMUNICATIONS             )
SERVICES, dba ALLEN RICHARDS           )
& ASSOCIATES, a California corporation;)
Case No. SA 98-27044-RA                )
   Affected by this Pleading           )
--                                     )
---------------------------------------)
PERFORMANCE ASSET MANAGEMENT,          )
FUND, LTD., a California limited       )
partnership;                           )
Case No. SA 98-27098-RA                )
XX Affected by this Pleading           )
--                                     )
---------------------------------------)
PERFORMANCE ASSET MANAGEMENT,          )
FUND II, LTD., a California limited    )
partnership                            )
Case No SA 98-27098-RA                 )
XX Affected by this Pleading           )
--                                     )
---------------------------------------)
PERFORMANCE ASSET MANAGEMENT,          )
FUND III, LTD., a California limited   )
partnership                            )
Case No SA 98-27101-RA                 )
XX Affected by this Pleading           )
--                                     )
---------------------------------------)
PERFORMANCE ASSET MANAGEMENT,          )
FUND IV, LTD., a California limited    )
partnership                            )
Case No. SA 98-27105-RA                )
XX Affected by this Pleading           )
--                                     )
---------------------------------------)
PERFORMANCE ASSET MANAGEMENT,          )
FUND V, LTD., a California limited     )
partnership                            )
Case No. SA 98-27106-RA                )
XX Affected by this Pleading           )
--                                     )
---------------------------------------)

     The Motion of Performance Capital Management, LLC ("PCMLLC") successor to Performance Capital Management, Inc. ("PCM"), Performance Capital Management Fund, Ltd., Performance Capital Management Fund II, Ltd., Performance Capital Management Fund III, Ltd., Performance Capital Management Fund IV, Ltd., Performance Capital Management Fund V, Ltd. (collectively the "PAM Funds") (the Pam Funds and PCM are hereinafter referred to collectively as the

"Plan Debtors"), for entry of an order Modifying the Confirmed Chapter 11 Plan of Reorganization (the "Motion"), came on regularly for hearing on December 20, 2002, in Courtroom 6C of the above entitled Court, before the Honorable Robert
W. Alberts, United States Bankruptcy Judge, after due and appropriate notice.

          Movant, PCMLLC, appeared through it's attorneys of record, Danning, Gill, Diamond & Kollitz, LLP, by John J. Bingham Jr. There were no other appearances.

          The Court having read the Motion, and all papers provided in support thereof, including declarations, the Court's files and records, declarations of service of said Motion and the separate Notice of Hearing, there being no objection or opposition filed with the Court, and good cause appearing there from, it is

     ORDERED that

     1. The Motion is granted.

     2. The Joint Plan of Reorganization for PCM and the PAM Funds confirmed by order entered January 24, 2002 ("Confirmation Order") , shall be and is hereby modified to provide for amendment to the Operating Agreement by adopting those certain amendments to the same entitled the "First Amendment to the Operating Agreement" in the form and content of that writing attached hereto, marked Exhibit A and incorporated herein by this reference thereto and the Operating Agreement is hereby amended.

     3. Further, the schedules C-l and D-l appended to the Operating Agreement and approved by the Confirmation Order, shall be and are hereby amended to conform to the schedules attached as Exhibits 2 and 3 to the Motion.
///

     4. All other provisions of the Plan remain unaltered.

Dated: December 23 , 2002        /s/  ROBERT W. ALBERTS
                --               -------------------------------------
                                 ROBERT W. ALBERTS
                                 UNITED STATES BANKRUPTCY JUDGE

                               FIRST AMENDMENT TO
                               OPERATING AGREEMENT
                                       FOR
                       PERFORMANCE CAPITAL MANAGEMENT, LLC
                     A CALIFORNIA LIMITED LIABILITY COMPANY

     THIS FIRST AMENDMENT TO OPERATING AGREEMENT FOR PERFORMANCE CAPITAL MANAGEMENT, LLC, a California limited liability company (this "First
Amendment") is made as of the____day of___________________, 2002, by and among PERFORMANCE ASSET MANAGEMENT FUND, LTD., a California limited partnership, PERFORMANCE ASSET MANAGEMENT FUND II, LTD., a California limited partnership, PERFORMANCE ASSET MANAGEMENT FUND III, LTD., a California limited partnership, PERFORMANCE ASSET MANAGEMENT FUND IV, LTD., a California limited partnership, and PERFORMANCE ASSET MANAGEMENT FUND V, LTD., a California limited partnership. This First Amendment amends that certain Operating Agreement for PERFORMANCE CAPITAL MANAGEMENT, LLC, a California limited liability company (the "Operating Agreement"). Except as otherwise amended hereby, the Operating Agreement shall continue in full force and effect. Capitalized terms which are used herein and are defined in the Operating Agreement shall have the same meanings herein as therein unless provided otherwise herein. The Operating Agreement is amended in the following respects only:

THE FOLLOWING SECTIONS OF THE OPERATING AGREEMENT ARE HEREBY AMENDED TO READ IN FULL AS SET FORTH HEREIN:

1.   RECITALS:

          On January 14, 2002, Articles of Organization for Performance Capital Management, LLC, a California limited liability company (the "Company"), were filed with the California Secretary of State.

2.    ARTICLE I - DEFINITIONS:

     1.7 "Articles" shall mean the Articles of Organization for the Company originally filed with the California Secretary of State on January 14, 2002, as the same shall be amended and/or restated from time to time.

     Section 1.20 Effective Date Unreturned Capital, is hereby amended by
                  ----------------------------------
replacing Exhibits D and D-l attached to the Operating Agreement with Exhibits D and D-l attached to this Amendment.

     Section 1.34 is hereby amended to reflect that the plan of reorganization was confirmed on December 21, 2001 by an order entered on January 24, 2002.

3.    ARTICLE II - ORGANIZATIONAL MATTERS:

     2.3 Term The term of the Company commended on January 14, 2002, and the Company will continue and have perpetual existence unless it is sooner dissolved as provided in this Agreement.

4.    ARTICLE IV - MEMBERS:

     4.6      Certain Matters Reserved to the Members. No Member, acting solely
              ----------------------------------------
in the capacity as a Member, shall have the right to take part in the management of the Company or transact any business on its behalf. Notwithstanding the foregoing, the Members shall have the right to vote upon the following matters:

               (a) Election of any successor Director, except with respect to any mid- term vacancy on the Board which may be filled by the Board of Directors;

               (b)     Amendment of the Articles;

               (c)     Amendment of this Agreement;

               (d) Dissolution of the Company as provided in subdivision (b) of Section 17350 of the Corporations Code;

               (e) Merger of the Company as provided in Section 17551 of the Corporations Code; and

               (f) Sale of all or substantially all of the assets of the Company.

          4.7.1 Meetings of Members. The annual meeting of the Members shall be
                --------------------
held on the second Monday in May of every year at the hour of 10:00 a.m. Pacific Standard Time, at such place within the State of California as the Board of Directors may fix from time to time, for the purposes of electing directors and transacting such other business as properly may come before the meeting. If the day fixed for the annual meeting is a legal holiday, that meeting shall be held on the next succeeding Business Day. A different time for holding the annual meeting of the Members may be fixed from time to time by the Board of Directors. Special meetings may be called by the Board of Directors or by a Member or Members who in the aggregate hold Percentage Interests equal to or greater than ten percent (10%). Special meetings may be held at such date, time and place within the State of California as the Board may fix.

          4.7.4 Quorum and Vote Required for Action. Members present in person
                ------------------------------------
or by proxy whose aggregate Percentage Interests exceed thirty-three and one-third percent (33 l/3%) of the aggregate Percentage Interests of all Members entitled to vote at a meeting of the Members shall constitute a quorum at that meeting. If a quorum is present at a meeting, the act of Members present whose aggregate Percentage Interests constitute a majority of the aggregate Percentage Interests of all Members present at that meeting shall be the act of the Members, unless a different number of votes is required by Applicable Law or this Agreement. A majority of a quorum shall be sufficient to amend this Agreement. A majority of the aggregate Percentage Interests of all Members shall be required to amend the Articles. If a quorum is not present at a meeting, then Members present whose aggregate Percentage interests constitute a majority of the aggregate Percentage Interests of all Members present at that meeting may adjourn the meeting from time to time without further notice. At an adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting.

5.    ARTICLE V - MANAGEMENT AND CONTROL OF THE COMPANY:

          5.2.4 Term. Unless a Director resigns or is removed by the affirmative
                -----
vote of Members who in the aggregate hold a majority of the Percentage Interests at a meeting called expressly for that purpose, such Director shall serve in such capacity for a two-year term and shall serve until his or her successor is duly elected.

     The blank in Section 5.2.5 Compensation, is hereby filled in with S1,500 as
                                -------------
the amount of compensation per meeting payable to Directors for attending meetings of the Board of Directors.

A new Section 5.2.7 shall be added as follows:

          5.2.7    Vacancies.
                   ----------

                    (a) A vacancy on the Board of Directors shall be deemed to exist (1) if a Director dies, resigns, or is removed by the Members or an appropriate court; (2) if the Board of Directors declares vacant the office of a Director who has been convicted of a felony or declared of unsound mind by an order of court; (3) if the authorized number of Directors is increased; or (4) if at a Members' meeting the Members fail to elect the full authorized number of Directors. Vacancies (except for those caused by a Director's removal) may be filled by approval of the Board, or, if the number of Directors then in office is less than a quorum, by (A) the affirmative vote of a majority of the Directors then in office at a meeting held pursuant to notice or waiver of notice complying with the requirements of this Agreement by written consent, or
(B) a sole remaining Director.

                    (b) Vacancies on the Board caused by the removal of a Director (except for vacancies created when the board declares the office of a Director vacant as provided in clause (2) of subsection (a) of this section) may be filled only by the Members.

                    (c) Any Director may resign effective on giving written notice to the Board of Directors, unless the notice specifies a later effective date. If the resignation is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

                    (d) The Members may elect a Director at any time to fill a vacancy not filled by the Board of Directors.

                    (e) The term of office of a Director elected to fill a vacancy shall run until the end of the term of the Director being replaced, and the incoming Director shall in any event hold office until a successor is elected and qualified.

6.    ARTICLE VI - TRANSFER AND ASSIGNMENT OF INTERESTS:

     6.1 Transfer of Interests. No Member shall be entitled to Transfer all or
         ----------------------
any part of its Membership Interest, including the Economic Interest inherent in the Membership, except with the prior written Approval of the Board of Directors, which approval may be given or withheld, conditioned or delayed (as allowed by this Agreement or the Act), as the Board of Directors may determine in its sole discretion and no transfer of a Membership Interest or of the Economic Interest inherent in the Membership Interest shall be effective unless and until the transferor obtains written Approval of the Board of Directors. Further, the Board of Directors, in its sole discretion, may approve the transfer of the Economic Interest inherent in the Membership Interest without approving the transferee as a substitute Member. Notwithstanding anything in this Agreement to the contrary, no Transfer of a Membership Interest in the Company shall be made if such Transfer or the transferee's ownership of such Membership Interest in the Company, as the case may be, would:

                    (a) result by itself, or in combination with any other previous Transfers, in the termination of the Company as a partnership for federal income tax purposes;

                    (b) result in the violation of the Securities Act of 1933, as amended, or any other applicable federal or state laws;

                    (c) constitute a violation of or a default (or an event that, with notice or the lapse of time or both, would constitute a default) under, or result in an acceleration of any Indebtedness or payment under, any contract, agreement, note, mortgage, loan agreement, instrument or document to which the Company is a party; or

                    (d) be a Transfer to an individual who is not legally competent or who has not achieved his or her majority under the law of the state (excluding trusts for the benefit of minors).

          6.2.1 Substitution of Members. A transferee of a Membership Interest
                ------------------------
shall have no right to become a substitute Member and may become a substitute Member only if all of the following conditions are satisfied:

                    (a) the Board of Directors approves in writing admission of the transferee as a substitute Member, which approval may be given or withheld, conditioned or delayed (as allowed by this Agreement or the Act), as the Board of Directors may determine in its sole discretion;

                    (b) a duly executed and acknowledged instrument of assignment that is reasonably satisfactory in form and substance to the Board of Directors is filed with the Company setting forth the intention of the transferor to Transfer its interest in the Company;

                    (c) the transferor and transferee execute and acknowledge such other instruments with such additional covenants as the Board of Directors may request, in their sole discretion, which shall include, without limitation, an instrument pursuant to which the transferee agrees to be bound by the terms of this Agreement; and

                    (d) the assignee pays to the Company the reasonable costs and expenses of the Company incurred in connection with such assignment.

     6.3 Transfer of Economic Interest. Upon any approved Transfer of a
         ------------------------------
Membership Interest, unless the transferee is admitted as a substitute Member, the transferee shall be only an Economic Interest Owner and shall be entitled only to receive, to the extent assigned, the distributions and the allocations of income, gains, losses, deductions, credit or similar items to which the assignor Member would be entitled (the "Economic Rights"). Except for the Economic Rights, the Economic Interest Owner shall not have any rights of a Member ("Member Rights"), including, without limitation, the right to vote or to participate in management or, except as otherwise provided in the Act, any right to information concerning the business and affairs of the Company. Further, upon a Transfer of an Economic Interest, all Member Rights arising pursuant to this Agreement or applicable law which were inherent in the Membership Interest from which the Economic Interest was derived, other than the Economic Rights, shall be eliminated and no one, including, without limitation, the Member who transferred the Economic Interest, shall have any rights with respect to the Member Rights.

     Section 6.5 Transfers Pursuant to the Plan of Reorganization, is hereby
                 -------------------------------------------------
amended by replacing the Exhibits C-l and D-l attached to the Operating Agreement with the Exhibits C-l and D-l attached to this Amendment.

7.    ARTICLE X-ACCOUNTING, RECORDS, REPORTING BY MEMBERS:

     The blank in Section 10.6 Tax Matters Member, is hereby filled in with
                               -------------------
Rodney S. Woodworm to act as "Tax Matter Partner" as that term is defined in
Section 6231(a)(7) of the Code.

     IN WITNESS WHEREOF, all of the Members of PERFORMANCE CAPITAL MANAGEMENT, LLC, a California limited liability company, have executed this First Amendment, effective as of the date written above.

                                PERFORMANCE ASSET MANAGEMENT
                                FUND, LTD., a California limited partnership

                                      By: NOD, INC., general partner

                                      By:
                                         --------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                           -----------------------------


                                PERFORMANCE  ASSET  MANAGEMENT
                                FUND II, LTD., a California limited partnership

                                      By: NOD, INC., general partner

                                      By:
                                         --------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                           -----------------------------

                                PERFORMANCE  ASSET  MANAGEMENT
                                FUND III, LTD., a California limited partnership

                                      By: NOD, INC., general partner

                                      By:
                                         --------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                           -----------------------------


                                PERFORMANCE  ASSET  MANAGEMENT
                                FUND IV, LTD., a California limited partnership

                                      By: NOD, INC., general partner

                                      By:
                                         --------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                           -----------------------------

                                PERFORMANCE  ASSET  MANAGEMENT
                                FUND V, LTD., a California limited partnership

                                      By: NOD, INC., general partner

                                      By:
                                         --------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                           -----------------------------